Exhibit 99.2

© 2025 authID Inc. All Rights Reserved. Ǫ1 2025 Results Conference Call May 13, 2025

© 2025 authID Inc. All Rights Reserved. This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, potential contract signings, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; the increase in international tariffs and uncertainty over international trading conditions, changes in domestic and international economic and political conditions, the impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2024 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Disclaimer G Forward Looking Statements - 2 -

© 2025 authID Inc. All Rights Reserved. CEO Remarks

Attacks Upon Attacks Driving authID Demand Help desks / call centers are targets of password reset attacks - 4 - © 2025 authID Inc. All Rights Reserved.

We are making tangible advances in our key conversations with large Enterprise deals • Confirmed as selected vendor by a Fortune 500 enterprise prospect following a successful proof - of - concept • Signed paid live production trial agreement with Global Fortune 500 retailer • Advanced pipeline discussions with Global Fortune 500 biometric hardware provider, including joint product development and sales training • Confirmed as selected vendor by a major identify fraud prevention platform We continue to open new, high potential opportunities • Block chain - based data privacy and security platform, to serve smart cities in South America • Public sector agencies, to secure employee access to sensitive systems • Indian banking and US/Indian government applications through our Indian AI development partner - 5 - © 2025 authID Inc. All Rights Reserved. Meaningful Pipeline Progress authID FAT 100 and FASTER 100 pipeline is growing and actively progressing towards closure in 2025

Two Big Bets on Innovation Paying Off

Bet #1

PrivacyKey: Develop privacy-preserving biometric capability into authID's SaaS Platform with SDKs for easy integration

Bet #2

Reusable Identity: Build a brand-new product to enable reusable and interoperable identities to address enterprise workforce, remote workers, and contractors all rooted in biometric identity.

Result #1

Enterprise-ready solution
Selected as winning vendor for multiple major Fortune 500 enterprises, confirming ability to meet enterprise requirements and use cases

Result #2

New Pipeline from Major Enterprises
New opportunities opening from several major organizations, particularly in Financial Services, Government agencies and contractors.

Result #3

Progress towards Reusable Identity Partnership
Advanced conversations with joint development efforts underway to replace incumbent solutions and power Biometric authentication in partnership with a Fortune 500 hardware biometric company

authID earned "Best ID Management Platform" award in the 2025 FinTech Breakthrough Awards

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© 2025 authID Inc. All Rights Reserved.

Capital Raises in April G May 2025 Attracting Investment and Expert Advisors We are attracting new investors C advisors and are securing the time, expertise and support to accelerate growth efforts Highly Experienced Expert Advisor Additions $8.6 Million Eric Swider - 7 - © 2025 authID Inc. All Rights Reserved. Donald Nitti

Increased Focus on Enterprise and Channel Segments • The advancements made with our solution are allowing us to win in conversations with larger enterprises and channel partners • We are doubling down on these segments to play to our strength while dramatically increasing the efficiency of our sales efforts FAST 100 Mid - Size / High Growth • Smaller, fast - moving organizations that require minimal product customization • Average 3 - month sales cycle • Smaller deal size, typically $50 - 250k/yr FAT 100 Enterprise • Large enterprise organizations that often require significant product customization and sales effort • Average 9 - 12 month+ sales cycle • Larger deal size, typically $500k - $3M/yr FASTER 100 Channel • Leverage channel partners as resellers to large numbers of their customers • Minimal sales effort, leverage channel partners sales team • Opportunity to quickly add a large number of new logos © 2025 authID Inc. All Rights Reserved. - 8 - © 2025 authID Inc. All Rights Reserved.

© 2025 authID Inc. All Rights Reserved. CFO Remarks

2025 Ǫ1 GAAP Financial Results Net Loss from Non - Cash C One - Time Revenue Operating Expenses Continuing Operations Severance Charges Net Loss Per Share ($M) ($M) ($M) ($M) Continuing Operations $0.40 $0.32 Ǫ1 Ǫ1 2024 2025 0.8M 0.5M Ǫ1 Ǫ1 2024 2025 4.3M 3.1M Ǫ1 Ǫ1 2024 2025 4.7M 3.3M Ǫ1 Ǫ1 2024 2025 0.30M 0.16M Ǫ1 Ǫ1 2024 2025 - 10 - © 2025 authID Inc. All Rights Reserved.

2025 Ǫ1 Financial Results GAAP - Remaining Performance Obligation - 11 - © 2025 authID Inc. All Rights Reserved. • RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. YoY Change ǪoǪ Change Period Ending Ǫ1 2024 Ǫ4 2024 Ǫ1 2025 +$0.70M +$0.79M $0.31M $0.22M $1.01M Deferred Revenue +$9.11M ($1.20M) $3.73M $14.04M $12.84M Additional non - cancelable contracted revenue +$9.82M ($0.41M) $4.03M $14.26M $13.85M Total Remaining Performance Obligation (RPO)

2025 Ǫ1 Non - GAAP* Financial Results Adjusted EBITDA ARR bARR Loss Annual Recurring Revenue Booked Annual Recurring Revenue** 2025 Est. UAC 2024 Est. UAC 2025 cARR 2024 cARR 1.2M 3.9M $0.10M $0.06M 0.6M 2.4M $0.01M $0.04M $0.0 - 1M Ǫ1 2025 Ǫ1 2024 Ǫ1 2025 Ǫ1 2024 Ǫ1 2025 Ǫ1 2024 * See Ǫ1 2025 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment - 12 - © 2025 authID Inc. All Rights Reserved.

Revenue Growth Stages Progressing through our growth stages to build a sustainable, recurring revenue stream - 13 - © 2025 authID Inc. All Rights Reserved. 2025 Q1 Results 2024 FY Results Measurement Stage $0.01M $9.01M Booked Annual Recurring Revenue (bARR) Secure new customer contracts with booked Annual Recurring Revenue Bookings 1 $13.85M $14.26M Remaining Performance Obligation (RPO) Establish contractual commitments from customers Financial Commitments 2 $0.30M $0.16M GAAP Revenue • Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments Revenue 3 2025 Focus Retention Rate Net Revenue Retention Retain customer contracts and expand relationships with upsells and cross - sells Retention and Expansion 4

ǪGA © 2025 authID Inc. All Rights Reserved.